UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023 (March 1, 2023)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1055 Wilshire Blvd., 12th floor,
Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, RBB Bancorp (the “Company”) announced the appointment of Alex Ko as Executive Vice President and Chief Financial Officer of the Company and the Company’s subsidiary, Royal Business Bank (the “Bank”) effective March 1, 2023.  Mr. Ko, age 56, most recently served as Senior Vice President and Chief Financial Officer of Hope Bancorp, Inc.

Mr. Ko will receive an employment agreement with a term of three years, with an automatic renewal for successive one-year periods unless either party provides written notice of nonrenewal at least three months prior to the extension date. The agreement will provide for an annual salary of $367,200, subject to periodic adjustment by our Board, stock options, discretionary bonus, automobile allowance, expense reimbursement and medical insurance coverage, salary continuation and other benefit plans. The employment agreement will provide that if Mr. Ko is terminated without cause, Mr. Ko would receive a severance payment in the amount of twelve (12) months of his then current salary. Following a change of control, if Mr. Ko’s employment is terminated by us or our successor, without cause, or Mr. Ko’s employment is materially adversely altered, Mr. Ko would receive a severance payment in the amount of twelve (12) months of his then current salary.

Item 8.01 Other Events.

On March 1, 2023, the Company issued a press release related to the appointment of Alex Ko as Executive Vice President and Chief Financial Officer of the Bank effective March 1, 2023. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press Release, issued by RBB Bancorp on March 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: March 3, 2023	By:	/s/ David Morris
David Morris
President and Chief Executive Officer

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